Exhibit 10. 28

AMENDMENT NO. 1 TO Membership Interest PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of December 31, 2019, by and among Harvest Cheyenne Holdings LLC, a Nevada limited liability company (“Buyer”), GreenMart of Nevada LLC, a Nevada limited liability company (the “Company”), F&L Investments LLC, a Nevada limited liability company (the “Member”), MJAR Holdings Corp., a Delaware corporation (“MJAR Holdings”) and MJardin Group, Inc., an Ontario corporation (“MJardin Group”), is made as of February 28, 2020, by and among the Buyer, the Company, the Member, MJAR Holdings and MJardin Group. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement

AMENDMENT

1.01 Amendment to Purchase Agreement.

(a) The term “Adjustment Date” is hereby amended and restated in its entirety as follows:

“‘Adjustment Date’ means the MSA Date.”

(b) The following term is hereby added:

“‘MSA Date’ means the date that the Management Services Agreement is entered into.”

(c) The first two sentences of Section 7.09 of the Purchase Agreement are hereby amended and restated as follows:

“From January 1, 2020 until the day prior to the MSA Date, the Company or the Member shall receive all gross revenue of the Company and the Selling Parties shall pay all expenses of the Company that exceed gross revenues (the “Selling Parties’ Working Capital Commitment”). From the MSA Date until the earlier of the Closing or the termination of this Agreement in accordance with its terms (the “Buyer Management Period”), the Buyer shall receive all gross revenue and shall pay all expenses of the Company on behalf of the Member as provided for in the Management Services Agreement.”

1.02 Effect of Amendment; Counterparts. Except as expressly modified hereby, the Purchase Agreement remains unaffected by this Amendment and remains in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. To the extent that this Amendment is signed and/or delivered by facsimile or other electronic means, such facsimile or other electronic transmission shall be have the same binding effect as if signed and/or delivered as an original and delivered in person.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 1 to Membership Interest Purchase Agreement has been duly executed by the parties hereto as of and on the date first above written.

Buyer:

Harvest Cheyenne Holdings LLC

By:	/s/ Jason Vedadi
Name:	Jason Vedadi
Title:	Executive Chairman

COMPANY:

GreenMart of Nevada LLC

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer

MEMBER:

F&L Investments LLC

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer

MJAR HOLDINGS:

MJAR Holdings Corp.

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer

MJARDIN GROUP:

MJardin Group, Inc.

By:	/s/ Patrick Witcher
Name:	Patrick Witcher
Title:	Chief Executive Officer